                                POWER OF ATTORNEY

     KNOW  ALL BY THESE  PRESENTS,  that the  undersigned,  Arthur F  Kingsbury, hereby  constitutes and appoints Jason Brady,  Robby Sen, Steve Ritchie and Mark
Leahy ("Attorneys-in-Fact"),  or any one of them acting alone, the undersigned's true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer or director of Solera Holdings,  Inc. (the "Company"),  a Form ID,
Uniform Application for Access Codes to File on EDGAR ("Form ID"), in accordance with Section 19 of the Securities Act of 1933, as amended,  and Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Act of 1934, as amended,  and the rules and regulations thereunder.

(2)  doand perform any and all acts for and on behalf of the  undersigned  which may be necessary or desirable to complete and execute any such Form ID and Forms
3, 4 and 5 and timely  file such forms with the  United  States  Securities  and
Exchange Commission; and

(3)  take  any  other  action  of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the document executed by such attorneys-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorneys-in-fact may approve in such attorneys-in-fact's discretion.

     The  undersigned  hereby  grants to such  attorneys-in-fact  full power and authority to do and perform any and every act and thing whatsoever requisite, or proper  to be  done in the  exercise  of any of the  rights  and  powers  herein granted,  as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,  hereby
ratifying   and   confirming   all   that   such   attorneys-in-fact,   or  such
attorneys-in-fact's  substitute or substitutes, shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with  Section  19 of the  Securities  Act  of  1933  and  Section  16(a)  of the
Securities Act of 1934, as amended.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required to file or amend their Form ID or file Forms
3, 4 and 5 with respect to the  undersigned's  holdings of and  transactions  in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of April, 2011.

Print Name: Arthur F Kingsbury                 Signature: /s/ Arthur F Kingsbury